SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of earliest event reported) February 22, 2001

The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

1650 Prudential Drive, Suite 400, Jacksonville, FL	32207

(Address of Principal Executive Offices)	(Zip Code)

(904) 396-6600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.	ANALYST PRESENTATION

The purpose of this Form 8-K is to furnish a copy of the Analyst Presentation dated February 22, 2001. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

ITEM 7.	EXHIBIT INDEX

99.1	Analyst Presentation dated February 22, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: February 22, 2001	By:	/s/ Robert M. Rhodes

Name: Robert M. Rhodes Title: Executive Vice President and General Counsel